Exhibit 32(b)

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

OF QUARTERLY REPORT ON FORM 10-Q

OF PINNACLE DATA SYSTEMS, INC.

FOR THE QUARTER ENDED SEPTEMBER 30, 2006

The undersigned is the Chief Financial Officer of Pinnacle Data Systems, Inc. (the “Issuer”). This certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies the Quarterly Report on Form 10-Q of the Issuer for the quarterly period ended September 30, 2006.

I, George A. Troutman, certify that, the Quarterly Report on Form 10-Q for the period ended September 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

This certification is executed as of November 14, 2006.

/s/ George A. Troutman
Chief Financial Officer

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